Debt	12 Months Ended
Dec. 31, 2019
Debt [abstract]
Debt

17.   Debt

The movement in debt during the years ended December 31, 2019 and 2018, respectively, are comprised of the following:

	Credit Facility	Debentures	Total
Balance at December 31, 2017	$39,871	$-	$39,871
Loss on modification	653	-	653
Transaction costs paid	(1,338)	-	(1,338)
Amortization of transaction costs	116	-	116
Drawdowns	30,000	-	30,000
Balance at December 31, 2018	69,302	-	69,302
Proceeds from debentures	-	46,000	46,000
Transaction costs paid	-	(2,490)	(2,490)
Portion allocated to equity	-	(7,141)	(7,141)
Transaction costs allocated to equity	-	389	389
Amortization of discount	128	347	475
Drawdowns	40,000	-	40,000
Balance at December 31, 2019	$109,430	$37,105	$146,535

a) Credit Facility

On January 26, 2018, the Company entered into an amended and restated four-year term credit facility with the Bank of Nova Scotia (“Amended Credit Facility”) with a maturity date of January 26, 2022.  The Amended Credit Facility consists of a $40,000 non-revolving credit facility, (the “Non-Revolving Facility”) which has been fully drawn and an $80,000 revolving credit facility (“Revolving Facility”). An upfront lenders fee and transactions cost of $793 were payable on closing of the Amended Credit Facility.

The Amended Credit Facility was further amended on December 13, 2018 (the “Third Amendment and Restated Credit Agreement”) whereby the Revolving Facility was increased by an additional $30,000 to $110,000 for a temporary period from December 13, 2018 to December 31, 2020.  At such time, if any part of the additional $30,000 has been advanced it must be repaid by December 31, 2020, and the balance of the Non-Revolving Facility and the Revolving Facility must be repaid on January 26, 2022 as per the terms of the Third Amendment and Restated Credit Agreement. In addition, BNP Paribas was added as a lender.  The Company incurred fees of $545 to the lenders which have been charged to transaction costs.

The interest rate on the Amended Credit Facility is on a sliding scale at one-month LIBOR plus an applicable margin ranging from 2.5% to 3.5%, based on a Total Debt to EBITDA ratio, as defined in the Amended Credit Facility. The Amended Credit Facility is secured by a first ranking lien on the assets of Minera Bateas S.A.C. and Compania Minera Cuzcatlan S.A. de C.V. and their holding companies. The Company must comply with the terms in the Amended Credit Facility relating to, among other matters, reporting requirements, conduct of business, insurance, notices, and must comply with certain financial covenants, including a maximum debt to EBITDA ratio and a minimum tangible net worth, each as defined in the Amended Credit Facility.

As at December 31, 2019, there is $40,000 available for drawdown from the Revolving Facility under the Amended Credit Facility. The Company was in compliance with all of the covenants under the credit facility as at December 31, 2019 and December 31, 2018.

b) Convertible Debenture

On October 2, 2019, the Company completed a bought deal public offering (the “Offering”) of senior subordinated unsecured convertible debentures with an aggregate principal amount of $40,000. The Offering was subject to an over-allotment option which was exercised in full on October 8, 2019, pursuant to which an additional $6,000 aggregate principal amount of debentures were issued, bringing the aggregate gross proceeds to the Company under the Offering to $46,000. The debentures issued under the Offering, including those issued upon exercise of the Over-Allotment Option, are collectively referred as the “Debentures”.

The Debentures mature on October 31, 2024 and bear interest at a rate of 4.65% per annum, payable semi-annually in arrears on the last business day of April and October, commencing on April 30, 2020. The Debentures are convertible at the holder’s option into common shares in the capital of the Company at a conversion price of $5.00 per share, representing a conversion rate of 200 Common Shares per $1 principal amount of Debentures, subject to adjustment in certain circumstances

Subject to certain exceptions in connection with a change of control of the Company, the Debentures will not be redeemable by the Company prior to October 31, 2022. On or after October 31, 2022 and prior to October 31, 2023, the Debentures may be redeemed in whole or in part from time to time at the Company’s option at a price equal to their principal amount plus accrued and unpaid interest, provided that the volume weighted average trading price of the Common Shares on the NYSE for the 20 consecutive trading days ending on the fifth trading day preceding the date on which the notice of the redemption is given is at least 125% of the Conversion Price.

On and after October 31, 2023, the Debentures may be redeemed in whole or in part from time to time at the Company’s option at a price equal to their principal amount plus accrued and unpaid interest regardless of the trading price of the Common Shares.

Subject to applicable securities laws and regulatory approval and provided that no event of default has occurred and is continuing, the Company may, at its option, elect to satisfy its obligation to pay the principal amount of the Debentures and accrued and unpaid interest on the redemption date and the maturity date, in whole or in part, through the issuance of Common Shares, by issuing and delivering that number of Common Shares, obtained by dividing the principal amount of the Debentures and all accrued and unpaid interest thereon by 95% of the current market price (as defined in the Debenture Indenture) on such redemption date or maturity date, as applicable.

The component parts of the convertible debentures, a compound instrument, are classified separately as financial liabilities and equity in accordance with the substance of the contractual arrangement and the definitions of a financial liability and an equity instrument. A conversion option that will be settled by the exchange of a fixed amount of cash or another financial asset for a fixed number of the Company’s own equity instrument is an equity instrument.

At initial recognition, gross proceeds of $46,000 from the Debentures were allocated into its debt and equity components. The fair value of the debt component was estimated at $38,859 using a discounted cash flow model method with an expected life of five years and a discount rate of 8.6%. This amount is recorded as a financial liability on an amortized cost basis net of transaction cost using the effective interest method using an effective interest rate of 9.7% until extinguished upon conversion or at its maturity date.

The conversion option of the Debentures is classified as equity and was estimated based on the residual value of $7,141. This amount is not subsequently remeasured and will remain in equity until the conversion option is exercised, in which case, the balance recognized in equity will be transferred to share capital. Where the conversion option remains unexercised at the maturity date of the convertible note, the balance will remain in equity reserves. A deferred tax liability of $1,927 related to the taxable temporary difference arising from the equity portion of the convertible debenture was recognized in equity reserves.

Transaction costs of $2,490 that relate to the issuance of the Debentures were allocated to the liability and equity components in proportion to the allocation of the gross proceeds. Transaction costs relating to the equity component are recognized directly in equity. Transaction costs relating to the liability component are included in the carrying amount of the liability component and are amortized over the life of the Debentures using the effective interest method.